Exhibit 23.1 Auditors' Consent Letter




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    Bateman & Co., Inc., P.C.
   Certified Public Accountants

                                                            5 Briardale Court
                                                      Houston, Texas 77027-2904
                                                             (713) 552-9800
                                                           FAX (713) 552-9700
                                                         www.batemanhouston.com


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion in this Form SB-2 of Unitech Energy Corp. of our report dated March 31, 2004, on our audit of the financial statements of Unitech Energy Corp as of October 31, 2003 and 2003, and for the years then ended.




                                                  /s/ BATEMAN & CO., INC., P.C.
                                                  ----------------------------
                                                      BATEMAN & CO., INC., P.C.



Houston, Texas
April 13, 2004